LVIP Blended Core Equity Managed Volatility Fund Supplement Dated January 11, 2019 to the Summary Prospectus Dated May 1, 2018

This Supplement updates certain information in the Summary Prospectus for the LVIP Blended Core Equity Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Revisions to the Summary Prospectus for the Fund are effective February 11, 2019

I.	The Fund’s name is changed to “LVIP ClearBridge QS Select Large Cap Managed Volatility Fund.” All references regarding the Fund’s name are updated accordingly.

II.

At a meeting of the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust on December 3-4, 2018, the Board approved the appointment of ClearBridge Investments, LLC and QS Investors, LLC as new subadvisers to the Fund.

III.	The following replaces paragraphs 1 through 6 under Principal Investment Strategies on page 2:

The Fund pursues its investment objective by investing in a portfolio of investments that provide exposure to securities of large cap issuers, while seeking to control the level of portfolio volatility by employing an actively managed risk-management overlay.

Lincoln Investment Advisors Corporation (“Adviser”) serves as the investment adviser to the Fund. The Adviser has selected ClearBridge Investments, LLC (“ClearBridge”) and QS Investors, LLC (“QS Investors”) to serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser may change the allocation at any time, in its sole discretion, and the percentage of each sub-adviser’s share of the Fund’s assets may change over time.

Under normal circumstances, the Fund invests at least 80% of its assets in a portfolio of investments that provide exposure to securities of large cap issuers, which, for purposes of the Fund, are companies within the capitalization range of the S&P 500® Index. As of December 31, 2018, the market capitalization range of the S&P 500® Index was $2.3 billion to $785 billion.

The Fund invests in equity securities, as well as in derivatives and other investments that have economic characteristics similar to such securities. The Fund may invest in securities of issuers of all capitalization sizes to the extent consistent with the Fund’s policy of investing at least 80% of its assets in a portfolio of investments that provide exposure to securities of large cap issuers. The Fund may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers are expected to be large-capitalization issuers. The Fund invests a large percentage of its assets in equity securities of U.S. companies, although it may also invest in equity securities of foreign issuers. The Fund invests in equities with a view to capital appreciation as well as income from dividend payments and other distributions.

ClearBridge selects securities through a bottom-up, fundamental analysis and focuses on investing its portion of the Fund’s assets in the stocks of companies ClearBridge believes are experiencing or will experience earnings growth that exceeds the average rate of earnings growth of companies comprising the S&P 500® Index. ClearBridge may invest in securities of large, well-known companies offering prospects of long term earnings growth. ClearBridge emphasizes a long term strategic investments and risk management approach in order to allow the growth potential of the holdings to develop. ClearBridge reviews securities held by the Fund on an on-going basis and will re-examine whether a particular security should continue to be held on the basis of company analysis, security analysis, and risk analysis.

QS Investors uses a stock selection process based on a diverse set of fundamental and behavioral drivers of return. QS Investors believes that stocks with high return potential have attractive valuation and favorable investment sentiment. QS Investors takes a systematic approach, which allows it to evaluate all stocks in the investment universe every day on a consistent basis. They build portfolios that emphasize stocks with high expected return and that manage risk carefully.

The Adviser intends to allocate approximately 70% of the portion of the Fund’s assets not subject to the overlay to ClearBridge and approximately 30% of the portion of the Fund’s assets not subject to the overlay to QS Investors. Such allocations are subject to change at the discretion of the Adviser.

IV.	The information pertaining to Leverage Risk, Securities Lending Risk, and Short Sale Risk is removed under the Principal Risks section beginning on page 3:

V.	The following information is added under Principal Risks section beginning on page 3:

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Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.

VI.	The following information is added alphabetically under Investment Adviser and Sub-Advisers on page 5:

Investment Sub-Adviser: ClearBridge Investments, LLC (“ClearBridge”)

Investment Sub-Adviser: QS investors, LLC (“QS Investors”)

VII.	The following replaces the information for LIA under Portfolio Managers on page 5:

The individuals responsible for the Fund’s day-to-day management are:

ClearBridge Portfolio Managers	Company Title	Experience with Fund
Evan Bauman	Managing Director, Portfolio Manager	Since February 2019
Richard Freeman	Managing Director, Portfolio Manager	Since February 2019
Scott Glasser	Co-Chief Investment Officer, Managing Director, Portfolio Manager	Since February 2019
Michael Kagan	Managing Director, Portfolio Manager	Since February 2019

QS Investors Portfolio Managers	Company Title	Experience with Fund
Russell Shtern, CFA	Head of Global Equity Portfolio Management	Since February 2019
Jacqueline Hurley, CFA	Portfolio Manager	Since February 2019
Stephen A. Lanzendorf, CFA	Portfolio Manager	Since February 2019

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